                                                                   EXHIBIT 10.33


                           SECOND AMENDMENT TO LEASES

         THIS SECOND AMENDMENT TO LEASES (this "AMENDMENT") is entered into as of the 30th day of November, 2001, by and among LTC PROPERTIES, INC., a Maryland corporation ("LTC"), TEXAS-LTC LIMITED PARTNERSHIP, a Texas limited partnership ("TEXAS-LTC"), CARRIAGE HOUSE ASSISTED LIVING, INC., a Delaware corporation ("CARRIAGE") and ASSISTED LIVING CONCEPTS, INC., a Nevada corporation ("ALC").

         A. Currently, Lessor (defined below) and Lessee (defined below) are parties to Thirty Two (32) separate leases (each a "LEASE," and collectively, the "LEASES") for Thirty Two (32) separate assisted living facilities (each, a "FACILITY" and collectively, the "FACILITIES"), as more particularly described below in Paragraphs B, C and D.

         B. Texas-LTC is the landlord, and ALC is the tenant, of Seven (7) of the Leases relating to assisted living facilities located in the State of Texas which Leases are identified on EXHIBIT "A" attached hereto as the "TEXAS LEASES" The Facilities that are the subject of the Texas Leases shall be referred to as the "TEXAS FACILITIES."

         C. LTC is the landlord, and Carriage is the tenant, of Four (4) of the Leases relating to assisted living facilities located in the State of Nebraska which Leases are identified on EXHIBIT "A" as the "NEBRASKA LEASES." The Facilities that are the subject of the Nebraska Leases shall be referred to as the "NEBRASKA FACILITIES."

         D. LTC is the landlord, and ALC is the tenant, of Twenty One (21) of the Leases relating to assisted living facilities located in the States of Arizona, Idaho, Indiana, Iowa, New Jersey, Ohio, Oregon and Washington which Leases are identified on EXHIBIT "A" as the "ALC LEASES." The Facilities that are the subject of the ALC Leases shall be referred to as the "ALC FACILITIES."

         E. In this amendment, the defined term "LEASES" consists of the Thirty Two (32) Leases comprised of the Texas Leases, the Nebraska Leases and the ALC Leases, all of which have previously been amended by the Amendment dated as of December 31, 1998 by and between Lessor and Lessee (the "FIRST
AMENDMENT"). In this Amendment, the terms "LESSOR" and "LESSEE" shall mean, with respect to each of the respective Leases, as applicable, the applicable landlord and tenant thereunder as follows: "Lessor" in the case of the Nebraska Leases and the ALC Leases shall mean LTC. ""Lessor" in the case of the Texas Leases shall mean Texas-LTC. "Lessor" in the case of the Consolidated Leases (defined below) shall mean LTC. "Lessee" in the case of the Nebraska Leases shall mean Carriage. "Lessee" in the case of the Texas Leases and the Consolidated Leases shall mean ALC (with the exception of the two Consolidated Leases for the Facilities located in Norfolk, Nebraska and Wahoo, Nebraska, wherein "Lessee" means Carriage).

         F. The First Amendment arranges the Leases into three (3) separate groups, Group "A", Group "B" and Group "C." In this Amendment, such groups shall be referred to as "EXISTING GROUP A", "EXISTING GROUP B", and "EXISTING GROUP C", and collectively as the "EXISTING GROUPS." The Existing Groups were established in part for the purpose of requiring Lessee to exercise renewal rights under all of the Leases in any particular group in the event that Lessee elects to renew any one of the Leases in that same group.

         G. One of the purposes of this Amendment is to rearrange the Existing Groups into new groups (the "NEW GROUPS") whereby the renewal rights under certain Leases shall be tied together in a way that is different from what is currently set forth in the First Amendment. The New Groups shall consist of "NEW GROUP A" and "NEW GROUP B" (as set forth on EXHIBIT "B" attached hereto). Existing Group "C" shall no longer exist as a group, and shall not be replaced by a new Group "C".

         H. New Group "A" and New Group "B" together comprise Sixteen (16) out of the total of Thirty Two (32) Leases. Accordingly, there are Sixteen (16) remaining Leases that are not included in either New Group "A" or New Group "B." These remaining Sixteen (16) Leases that are not included in either New Group "A" or New Group "B" shall herein be referred to as the "CONSOLIDATED LEASES" and are listed on EXHIBIT "B" attached hereto Simultaneously with the effectiveness of this Amendment, the term of the Consolidated Leases shall expire (pursuant to the terms below in this Amendment). Simultaneously with the expiration of the Consolidated Leases, the Sixteen (16) Facilities that are the subject of the Consolidated Leases (the "CONSOLIDATED FACILITIES") shall become the subject of a single, master Lease by and between Lessor and Lessee (the "MASTER LEASE").

         I. On or about October 1, 2001, ALC filed for Chapter 11 bankruptcy in the United States Bankruptcy Court for the District of Delaware, Case No. 01-10674; and on October 1, 2001, Carriage filed for Chapter 11 bankruptcy in the United States Bankruptcy Court for the District of Delaware (the "BANKRUPTCY COURT"), Case No. 01-10670 (collectively, the "BANKRUPTCY CASES"). This Amendment is being prepared and will be submitted as part of a motion by Lessee to the Bankruptcy Court and the effectiveness of this Amendment is conditioned upon receiving the requisite approval by the Bankruptcy Court.

         J. The provisons below in this Amendment shall become effective on the date (the "EFFECTIVE DATE") upon which both (i) Bankruptcy Court approval has been obtained, (ii) Lessee emerges from the Bankruptcy Cases, and (iii) Lessee has received, in recordable form, a fully executed and notarized Subordination, Non-Disturbance and Attornment Agreement from Sanwa (as defined and as more fully set forth in Section 32.1 of the Master Lease).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

         1. NEW GROUPS. As of the Effective Date, the EXHIBIT "B" attached to the First Amendment is hereby deleted and replaced in its entirety by the EXHIBIT "B" attached hereto. As of the Effective Date, Existing Group "A" Existing Group "B" and Existing Group "C" shall be replaced by New Group "A" and New Group "B," each as set forth on EXHIBIT "B" attached hereto. As of the Effective Date, Existing Group "C" shall no longer exist as a separate group.

         2. MODIFICATION OF TERM UNDER THE CONSOLIDATED LEASES. The term under each of the Consolidated Leases is hereby modified to expire upon the satisfaction of the conditions set forth in (i) and (ii) above in Recital "J" of this Amendment, and as otherwise set forth in the Master Lease, at which time the Consolidated Leases shall terminate, and the Consolidated Facilities shall thereupon become the subject of the Master Lease.

           3. FURTHER ASSURANCES. Lessee and Lessor each agree to execute and deliver such other instruments as may be reasonably requested by the other party from time to time to effect and confirm the transactions described herein and contemplated hereby, including without limitation, (a) a written statement acknowledging satisfaction of the conditions set forth in (i) and (ii) in Paragraph 2 above (and the Master Lease, as applicable), and (b) a memorandum or "short form" of lease in recordable form for recordation in such countries as may be applicable to reflect the changes set forth in this Amendment (the recordation costs of which shall be shared equally between Lessor and Lessee).

           4. NO FURTHER CHANGES. The Leases, each as amended by this Amendment, shall otherwise remain unchanged and in full force and effect.

           5. COUNTERPART/FACSIMILE SIGNATURE. This Amendment may be executed by facsimile signature and in separate counterparts, each of which shall be deemed an original and all of which, taken as a whole, shall be deemed to be one (1) original. This Amendment shall be deemed fully executed when each party whose signature is required has signed at least one (1) counterpart even though no one (1) counterpart contains the signatures of all of the parties to this Amendment.


                    [SIGNATURES CONTAINED ON FOLLOWING PAGE]

     IN WITNESS WHEREOF. the parties have caused this Amendment to be duly executed as of the date first above written.

LESSOR:                                     LESSEE:

LTC Properties, Inc.                        Carriage House Assisted Living, Inc.
a Maryland corporation                      a Delaware corporation

By: /s/ Wendy L. Simpson                    By:
    ------------------------                    --------------------------------

Name:  Wendy L. Simpson                     Name:
     -----------------------                      ------------------------------

Title: Vice Chairman & Chief
       Financial Officer                    Title:
       ---------------------                       -----------------------------


Texas-LTC Limited Partnership,              Assisted Living Concepts, Inc.,
a Texas limited partnership                 a Nevada corporation

By: L-Tex GP, Inc.,                         By:
    a Delaware corporation                      --------------------------------
    Its: General Partner
                                            Name:
                                                  ------------------------------

By: /s/ Wendy L. Simpson                    Title:
    ------------------------                       -----------------------------

Name: Wendy L. Simpson
      ----------------------

Title: Vice Chairman & Chief
       Financial Officer
       ---------------------

           IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

LESSOR:                                    LESSEE:

LTC Properties, Inc.,                      Carriage House Assisted Living, Inc.,
a Maryland corporation                     a Delaware corporation

By:                                        By: /s/ Wm. James Nicol
   -------------------------------            ----------------------------------
Name:                                      Name: Wm. James Nicol
     -----------------------------              --------------------------------
Title:                                     Title: President and CEO
      ----------------------------               -------------------------------


Texas-LTC Limited Partnership,             Assisted Living Concepts, Inc.,
a Texas limited partnership                a Nevada corporation

   By: L-Tex GP, Inc.,                     By: /s/ Wm. James Nicol
   a Delaware corporation                     ----------------------------------
   Its: General Partner                    Name: Wm. James Nicol
                                                --------------------------------
                                           Title: President and CEO
                                                 -------------------------------
   By:
      -------------------------------
   Name:
        -----------------------------
   Title:
         ----------------------------

                                  EXHIBIT "A"


TEXAS LEASES                        TEXAS FACILITIES
------------                        -----------------

Athens, Texas                       Lakeland House

Greenville, Texas                   Harrison House

Jacksonville, Texas                 Angelina House

Longview, Texas                     Alpine House

Lufkin, Texas                       Neches House

Marshall, Texas                     Oakwood House

Wichita Falls, Texas                Arbor House



NEBRASKA LEASES                     NEBRASKA FACILITIES
---------------                     --------------------

Beatrice, Nebraska                  Homestead House

Norfolk, Nebraska                   Madison House

Wahoo, Nebraska                     Saunders House

York, Nebraska                      Mahoney House


ALC LEASES                          ALC FACILITIES
----------                          ---------------

Bullhead City, Arizona              Davis House

Lake Havasu, Arizona                Jasmine House

Burley, Idaho                       Warren House

Caldwell, Idaho                     Annabelle House

Hayden, Idaho                       Sylvan House

Nampa, Idaho                        Clearwater House

Elkhart, Indiana                    Beardsley House

Madison, Indiana                    Jewel House

Denison, Iowa                       Reed House

Millville, New Jersey               Maurice House

Fremont, Ohio                       Rutherford House

Newark, Ohio                        Chestnut House

Tiffin, Ohio                        Seneca House

Troy, Ohio                          Caldwell Hosue

Wheelersburg, Ohio                  River Bend House

Eugene, Oregon                      Sawyer House

Klamath Falls, Oregon               Linkville House

Newport, Oregon                     Spencer Hosue

Battleground, Washington            Colonia House

Hoquiam, Washington                 Karr House

Kelso, Washington                   Crawford House

                                  EXHIBIT "B"


                                GROUP "A" LEASES

LOCATION                            FACILITY NAME
--------                            -------------

Athens, Texas                       Lakeland House

Greenville, Texas                   Harrison House

Newark, Ohio                        Chestnut House

Millville, New Jersey               Maurice House

Marshall, Texas                     Oakwood House

Lufkin, Texas                       Neches House

Caldwell, Idaho                     Annabelle House

Fremont, Ohio                       Rutherford House


                                GROUP "B" LEASES


LOCATION                            FACILITY NAME
--------                            -------------

Longview, Texas                     Alpine House

Jacksonville, Texas                 Angelina House

Battleground, Washington            Colonial House

Eugene, Oregon                      Sawyer House

York, Nebraska                      Mahoney House

Klamath Falls, Oregon               Linkville House

Beatrice, Nebraska                  Homestead House

Elkhart, Indiana                    Beardsley House


                            THE CONSOLIDATED LEASES


LOCATION                            CONSOLIDATED FACILITIES
--------                            -----------------------

Bullhead City, Arizona              Davis House

Lake Havasu, Arizona                Jasmine House

Burley, Idaho                       Warren House

Wichita Falls, Texas                Arbor House

Hayden, Idaho                       Sylvan House

Nampa, Idaho                        Clearwater House

Norfolk, Nebraska                   Madison House

Madison, Indiana                    Jewel House

Denison, Iowa                       Reed House

Wahoo, Nebraska                     Saunders House

Tiffin, Ohio                        Seneca House

Troy, Ohio                          Caldwell House

Wheelersburg, Ohio                  River Bend House

Newport, Oregon                     Spencer House

Hoquiam, Washington                 Karr House

Kelso, Washington                   Crawford House
